UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 20, 2015

ENLINK MIDSTREAM, LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-36336	46-4108528
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS RD.
DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On May 20, 2015, EnLink Midstream, LLC (the “Registrant”) issued a press release announcing that Barry E. Davis, President and Chief Executive Officer, will present at the National Association of Publicly Traded Partnerships 2015 MLP Investor Conference on Thursday, May 21, 2015, at 9:15 a.m. Central time (10:15 a.m. Eastern time). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. On May 21, 2015, a copy of the related presentation will be available on the Registrant’s website, www.enlink.com, under “Investors — ENLC — Events & Presentations — Presentations.” In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

99.1	—

Press Release dated May 20, 2015 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated May 20, 2015, filed with the Securities and Exchange Commission on May 20, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENLINK MIDSTREAM, LLC

	By:	EnLink Midstream Manager, LLC,
its Managing Member

Date: May 20, 2015	By:	/s/	Michael J. Garberding
Michael J. Garberding
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

99.1	—

Press Release dated May 20, 2015 (incorporated by reference to Exhibit 99.1 to EnLink Midstream Partners, LP’s Current Report on Form 8-K dated May 20, 2015, filed with the Securities and Exchange Commission on May 20, 2015).